ACCOUNTS AND NOTES RECEIVABLE, NET - Accounts and notes receivable and the allowance for doubtful debt (Details) ¥ in Thousands, $ in Thousands	Sep. 30, 2024 CNY (¥)	Sep. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Sep. 30, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 2,105,154		¥ 1,903,458
Notes receivable	166		873
Allowance for doubtful debt	(243,492)		(188,356)	¥ (124,770)	¥ (134,569)
Accounts and notes receivable, net	¥ 1,861,828	$ 265,308	¥ 1,715,975